SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : April 29, 2005

SURREY BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	0000-50313	59-3772016
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 North Renfro Street, Mount Airy, NC	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to this Item 7.01.

On April 29, 2005, the annual shareholders meeting of Surrey Bancorp was held. In that meeting the shareholders approved the following:

The election of eight directors to serve a one year term until the Annual Meeting of Shareholders in 2006, or until their successors have been elected and qualified. The nominees for election to the eight board seats were; Edward C. Ashby, III, William A. Johnson, Elizabeth Johnson Lovill, Robert H. Moody, F. Eugene Rees, Tom G. Webb, Buddy E. Williams, and Hylton Wright. Each director was elected with over 98% of the votes cast voting for the nominees.

Shareholders of record at the close of business on March 1, 2005 were entitled to notice of the meeting, and to vote at the meeting and any adjournment thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURREY BANCORP

Date: May 5, 2005	By:	/s/ Mark H. Towe
Mark H. Towe, Chief Financial Officer